SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 7, 2010
Date of Report (Date of earliest event reported)
ECA MARCELLUS TRUST I
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34800 (Commission File Number)	27-6522024 (IRS Employer Identification Number)
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)

(800) 852-1422
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 7, 2010 (the “Closing Date”) The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of ECA Marcellus Trust I (the “Trust”), not in its individual capacity but solely as trustee of the Trust, and Energy Corporation of America (“ECA”) entered into (a) a Perpetual Overriding Royalty Interest Conveyance (PDP) and (b) a Perpetual Overriding Royalty Conveyance (PUD) (collectively, the “Conveyances”) pursuant to which ECA transferred to the Trust perpetual royalty interests in certain natural gas properties in which ECA holds interests. The description of the Conveyances contained in the section entitled “Description of the Royalty Interests” of the Trust’s final prospectus dated June 30, 2010 (File No. 333-165833) and filed on July 1, 2010 with the Commission pursuant to Rule 424(b)(1) under the Securities Act (the “Final Prospectus”) is incorporated herein by reference. Copies of the respective Conveyances are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated herein by reference.
     On the Closing Date, the Trustee, not in its individual capacity but solely as trustee of the Trust, and certain private investors of ECA (the “Private Investors”) entered into an Assignment of Royalty Interests pursuant to which the Private Investors transferred to the Trust perpetual royalty interests in certain natural gas properties in which the Private Investors had interests. The Private Investors conveyed royalty interests identical in nature to the Perpetual Overriding Royalty Interest Conveyance (PDP) conveyed by ECA to the Trust. The description of the Assignment of Royalty Interests contained in the section entitled “Certain Transactions” of the Final Prospectus is incorporated by reference herein. A copy of the Assignment of Royalty Interests is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
     On the Closing Date the Trustee, not in its individual capacity but solely as trustee of the Trust, and Eastern Marketing Corporation, a wholly owned subsidiary of ECA (“EMCO”), entered into an Assignment of Royalty Interest (the “EMCO Conveyance”) pursuant to which EMCO transferred to the Trust (a) a Term Overriding Royalty Conveyance (PDP) and (b) a Term Overriding Royalty Conveyance (PUD) initially transferred from ECA to EMCO. Descriptions of the Term Overriding Royalty Conveyance (PDP), the Term Overriding Royalty Conveyance (PUD) and the EMCO Conveyance contained in the section entitled “Description of the Royalty Interests” of the Final Prospectus is incorporated herein by reference. Copies of the respective conveyances are filed as Exhibits 10.4, 10.5 and 10.6 to this Form 8-K and are incorporated herein by reference.
     On the Closing Date ECA and the Trustee, not in its individual capacity but solely as trustee of the Trust, also entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which ECA has agreed to provide the Trust with accounting, bookkeeping and informational services to be performed by ECA on behalf of the Trust relating to the royalty interests in exchange for an annual administrative services fee of $60,000 to be paid to ECA on a quarterly basis. The description of the Administrative Services Agreement contained in the section entitled “The Trust – Administrative Services Agreement and Development Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.7 to this Form 8-K and is incorporated herein by reference.
     On the Closing Date ECA and the Trustee, not in its individual capacity but solely as trustee of the Trust, also entered into a Development Agreement (the “Development Agreement”) pursuant to which ECA has agreed to drill certain wells as described in the Final Prospectus. The description of the Development Agreement contained in the section entitled “The Trust – Administrative Services Agreement and Development Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Development Agreement is filed as Exhibit 10.8 to this Form 8-K and is incorporated herein by reference.
     On the Closing Date ECA and the Trust also entered into a Swap Agreement (the “Swap Agreement”) pursuant to which ECA has agreed to provide the Trust with the benefit of certain contracts entered into between ECA and third parties relating to a portion of the estimated natural gas expected to be produced from the properties in which the Trust has an interest from April 1, 2010 through March 31, 2014, all as described in the Final Prospectus. The description of the Swap Agreement contained in the section entitled “Description of the Royalty Interests –Hedging Contracts Transferred to the Trust” of the Final Prospectus is incorporated herein by reference. A copy of the Swap Agreement is filed as Exhibit 10.9 to this Form 8-K and is incorporated herein by reference.

     On the Closing Date ECA and the Trustee, not in its individual capacity but solely as trustee of the Trust, also entered into a Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (the “Drilling Support Lien Agreement”) pursuant to which ECA has granted to the Trust a lien on ECA’s interest in the Marcellus Shale formation in the AMI (as described in the Final Prospectus) (except for certain producing wells and any other wells which are not subject to the Royalty Interests described in the Final Prospectus) in order to secure the estimated amount of the drilling costs for the wells ECA has agreed to drill as described in the Final Prospectus. The description of the Drilling Support Lien Agreement contained in the section entitled “The Trust – Administrative Services Agreement and Development Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Drilling Support Lien Agreement is filed as Exhibit 10.10 to this Form 8-K and is incorporated herein by reference.
     On the Closing Date, ECA and the Trustee, not in its individual capacity but solely as trustee of the Trust, also entered into a Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (the “Royalty Interest Lien Agreement”) pursuant to which ECA has granted to the Trust a lien on the Subject Interest and the Subject Gas (both as described in the Final Prospectus), to the extent described in the Final Prospectus, to provide protection to the Trust in case the royalty interests were not considered real property interests in the event of a bankruptcy of ECA, all as described in the Final Prospectus. The description of the Royalty Interest Lien Agreement contained in the section entitled “Description of the Royalty Interests – Royalty Interest Lien” of the Final Prospectus is incorporated herein by reference. A copy of the Royalty Interest Lien Agreement is filed as Exhibit 10.11 to this Form 8-K and is incorporated herein by reference.
     On the Closing Date, ECA, certain affiliates of ECA and the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which ECA, such affiliates and certain permitted transferees holding registrable securities would be entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933, as amended (the “Securities Act”). The holders of the registrable securities are entitled to demand a maximum of three such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale – Registration Rights” of the Final Prospectus is incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 10.12 to this Form 8-K and is incorporated herein by reference.
     The Bank of New York Mellon Trust Company, N.A. also serves as trustee of Eastern American Natural Gas Trust (“NGT”). NGT was formed by ECA. The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee of NGT, is a party to an Amended and Restated Trust Agreement and related agreements with ECA and its affiliates, including EMCO.
Item 3.02 Unregistered Sales of Equity Securities
     The Trust also issued to certain private investors (the “Private Investors”) 1,313,879 Common Units in exchange for the conveyance of certain natural gas royalties to the Trust. ECA has previously agreed to purchase 209,312 Common Units from certain of these Private Investors following the closing of the offering. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act contained in Section 4(2) thereof.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On the Closing Date ECA, the Trustee, not in its individual capacity but solely as trustee of the Trust, and Corporation Trust Company, as Delaware trustee of the Trust, entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the transactions contemplated by the underwriting agreement dated June 30, 2010 (the “Underwriting Agreement”) among the Trust, ECA and the underwriters named therein. The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
     On July 7, 2010, the Trust announced it had completed its initial public offering of 8,802,500 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Trust Agreement of ECA Marcellus Trust I, dated July 7, 2010, by and among Energy Corporation of America, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Corporation Trust Company, as Delaware Trustee.

10.1	Perpetual Overriding Royalty Interest Conveyance (PDP), dated effective April 1, 2010, from Energy Corporation of America to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2	Perpetual Overriding Royalty Interest Conveyance (PUD), dated effective April 1, 2010, from Energy Corporation of America to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.3	Private Investor Conveyance, dated July 7, 2010, by and among ECA Marcellus Trust I and certain private investors named therein

10.4	Assignment of Royalty Interest, dated effective April 1, 2010, from Eastern Marketing Corporation to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.5	Term Overriding Royalty Interest Conveyance (PDP), dated effective April 1, 2010, from Energy Corporation of America to Eastern Marketing Corporation.

10.6	Term Overriding Royalty Interest Conveyance (PUD), dated effective April 1, 2010, from Energy Corporation of America to Eastern Marketing Corporation.

10.7	Administrative Services Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.8	Development Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.9	Swap Agreement, dated July 7, 2010, by and between Energy Corporation of America and ECA Marcellus Trust I.

10.10	Drilling Support Lien Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A.

10.11	Royalty Interest Lien Agreement, dated July 7 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.12	Registration Rights Agreement, dated July 7, 2010, by and among ECA Marcellus Trust I, Energy Corporation of America, John Mork and Julie Mork.

99.1	Press Release issued July 7, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECA MARCELLUS TRUST I (Registrant) By: The Bank of New York Mellon Trust Company, N.A. as Trustee
/s/ Mike J. Ulrich
Mike J. Ulrich
Vice President

Dated: July 13, 2010

Exhibit Index
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Trust Agreement of ECA Marcellus Trust I, dated July 7, 2010, by and among Energy Corporation of America, The Bank of New York Mellon Trust Company, N.A., as Trustee, and Corporation Trust Company, as Delaware Trustee.

10.1	Perpetual Overriding Royalty Interest Conveyance (PDP), dated effective April 1, 2010, from Energy Corporation of America to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2	Perpetual Overriding Royalty Interest Conveyance (PUD), dated effective April 1, 2010, from Energy Corporation of America to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.3	Private Investor Conveyance, dated July 7, 2010, by and among ECA Marcellus Trust I and certain private investors named therein

10.4	Assignment of Royalty Interest, dated effective April 1, 2010, from Eastern Marketing Corporation to The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.5	Term Overriding Royalty Interest Conveyance (PDP), dated effective April 1, 2010, from Energy Corporation of America to Eastern Marketing Corporation.

10.6	Term Overriding Royalty Interest Conveyance (PUD), dated effective April 1, 2010, from Energy Corporation of America to Eastern Marketing Corporation.

10.7	Administrative Services Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.8	Development Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.9	Swap Agreement, dated July 7, 2010, by and between Energy Corporation of America and ECA Marcellus Trust I.

10.10	Drilling Support Lien Agreement, dated July 7, 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A.

10.11	Royalty Interest Lien Agreement, dated July 7 2010, by and between Energy Corporation of America and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.12	Registration Rights Agreement, dated July 7, 2010, by and among ECA Marcellus Trust I, Energy Corporation of America, John Mork and Julie Mork.

99.1	Press Release issued July 7, 2010